Income and Expenses Items - Summary of Other Income and Other Expenses (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Analysis Of Income And Expense [Abstract]
Government grant received	$ 973	$ 425	$ 106
Dividend income	108	109	105
Net gain on financial instruments	3	146
Other income	89	37	1,606
Total other income	1,173	717	1,817
Others	1	3	9
Net loss on financial instruments			2
Total other expenses	$ 1	$ 3	$ 11